Events after the reporting date	6 Months Ended
Jun. 30, 2026
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date	Events after the reporting date
•On August 10, 2026, Innate Pharma S.A. and Swedish Orphan Biovitrum AB (publ) (Sobi®) today announced that they have entered a strategic partnership. Under the terms of the agreement, Sobi will pay Innate Pharma USD 75 million, payable on closing. Innate will be eligible to receive up to a further USD 40 million in respect of near-term development milestones connected to Sézary syndrome. Additionally, Innate will be eligible to receive up to USD 465 million related to the option for Sobi to get full development rights and to future regulatory and commercial milestones. Innate will be eligible to receive tiered double-digit royalties on net sales. This partnership will enable initiation of the TELLOMAK-3 confirmatory Phase 3 study in cutaneous T-cell lymphoma (CTCL), a key step toward filing for accelerated approval of lacutamab in Sézary syndrome, a subtype of CTCL. Under the agreement, Innate will conduct the TELLOMAK-3 Phase 3 confirmatory trial in cutaneous T-cell lymphoma, supporting a planned accelerated approval filing in Sézary syndrome. The planned TELLOMAK-3 study will subsequently support applications for full approvals in key jurisdictions in Sézary syndrome and mycosis fungoides, the most common subtype. Sobi will receive exclusive global rights to commercialize lacutamab upon potential accelerated approval and will be eligible to assume full global development rights following positive Phase 3 results. Closing of the transaction is subject to closing conditions, that have be fulfilled on September 16, 2026.
•On August 14, 2026, the company carried out a capital increase of €30 million though the issuance of 17,647,059 new Company ordinary shares at a price of €1.70 per new Ordinary Share.